MERCER FUNDS

SUPPLEMENT TO

THE CLASS S SHARES AND CLASS Y SHARES PROSPECTUSES

DATED JULY 31, 2017 AS SUPPLEMENTED OCTOBER 31, 2017, AND
FEBRUARY 14, 2018

The date of this Supplement is March 15, 2018.

The following changes are made in the prospectuses for the Class S shares (the “Class S Shares Prospectus”) of the Mercer Funds, and the Class Y-1, Y-2, and Y-3 shares (the “Class Y Shares Prospectus”) of the Mercer Funds, as applicable:

1.	Effective on or about February 23, 2018, each of KBI Global Investors (North America) Ltd. (“KBI”) and Investec Asset Management Limited (“Investec”) ceased to be a subadvisor to the Mercer Emerging Markets Equity Fund, and effective March 15, 2018 Dimensional Fund Advisors LP and Janus Capital Management LLC will each become a subadvisor to the Mercer Emerging Markets Equity Fund. Upon the effectiveness of such subadviser changes, the Class S Shares Prospectus and Class Y Shares Prospectus are amended as described below.

2. All references to KBI and Investec, and any information relating to KBI and Investec, with respect to the Mercer Emerging Markets Fund in the Class S Shares Prospectus and the Class Y Shares Prospectus are hereby deleted.

3. The following information relating to each of Dimensional Fund Advisors LP and Janus Capital Management LLC as subadvisor to the Mercer Emerging Markets Equity Fund, is hereby added under the section titled “Fund Management—Subadvisors and Portfolio Managers” on page 27 of the Class S Shares Prospectus and page 27 of the Class Y Shares Prospectus:

Dimensional Fund Advisors LP (“Dimensional”)

•	Joseph H. Chi, CFA, Senior Portfolio Manager and Vice President of Dimensional, joined Dimensional as a portfolio manager in 2005. Mr. Chi began managing Dimensional’s allocated portion of the Fund’s portfolio in March 2018.

•	Jed S. Fogdall, Senior Portfolio Manager and Vice President of Dimensional, joined Dimensional as a portfolio manager in 2004. Mr. Fogdall began managing Dimensional’s allocated portion of the Fund’s portfolio in March 2018.

•	Mary T. Phillips, CFA, Senior Portfolio Manager and Vice President of Dimensional, joined Dimensional in 2012 and has been a portfolio manager since 2014. Ms. Phillips began managing Dimensional’s allocated portion of the Fund’s portfolio in March 2018.
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•	Mitchell J. Firestein, Portfolio Manager and Vice President of Dimensional, joined Dimensional in 2005 and has been a portfolio manager since 2014. Mr. Firestein began managing Dimensional’s allocated portion of the Fund’s portfolio in March 2018.

Janus Capital Management LLC (“Janus”)

•	Glen Finegan, Head of Global Emerging Markets Equities and a Portfolio Manager joined Janus in 2015. Mr. Finegan began managing Janus’ allocated portion of the Fund’s portfolio in March 2018.

•	Michael Cahoon, CFA, Portfolio Manager and member of the Global Emerging Markets Equities team joined Janus in 2015. Mr. Cahoon began managing Janus’ allocated portion of the Fund’s portfolio in March 2018.

4. In the section titled “The Subadvisors,” beginning on page 67 of the Class S Shares Prospectus and page 68 of the Class Y Shares Prospectus the following paragraphs relating to Dimensional and Janus, subadvisors to the Mercer Emerging Markets Equity Fund, are hereby added:

Dimensional Fund Advisors LP (“Dimensional”), located at 6300 Bee Cave Road, Building One, Austin, Texas 78746, serves as a subadvisor to the Fund. Dimensional is registered as an investment adviser under the Advisers Act. Dimensional has been engaged in the business of providing investment management services since May 1981. Dimensional is currently organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation. As of January 31, 2018, assets under management for all Dimensional affiliated advisors totalled approximately $602 billion.

Dimensional manages its allocated portion of the Fund’s portfolio using a team approach. The investment team includes Dimensional’s investment committee, portfolio managers and trading personnel. The Investment Committee is composed primarily of certain officers and directors of Dimensional who are appointed annually. As of the date of this prospectus, the Investment Committee has twelve members. In accordance with the team approach used to manage the portfolios, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the portfolios based on the parameters established by the Investment Committee. The portfolio managers who are primarily responsible for coordinating the day-to-day management of Dimensional’s allocated portion of the Fund’s portfolio are Joseph H. Chi, Jed S. Fogdall, Mary T. Phillips, and Mitchell J. Firestein.

Mr. Chi, CFA, is a Senior Portfolio Manager and Vice President of Dimensional and the Chairman of Dimensional’s Investment Committee. Mr. Chi has an MBA and BS from the University of California, Los Angeles and a JD from the University of Southern California. Mr. Chi joined Dimensional as a portfolio manager in 2005.

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Mr. Fogdall is a Senior Portfolio Manager and Vice President of Dimensional and a member of Dimensional’s Investment Committee. Mr. Fogdall has an MBA from the University of California, Los Angeles and a BS from Purdue University. Mr. Fogdall joined Dimensional as a portfolio manager in 2004.

Ms. Phillips, CFA, is a Senior Portfolio Manager and Vice President of Dimensional and a member of Dimensional’s Investment Committee. Ms. Phillips holds an MBA from the University of Chicago Booth School of Business and a BA from the University of Puget Sound. Ms. Phillips joined Dimensional in 2012 and has been a portfolio manager since 2014.

Mr. Firestein is a Portfolio Manager and Vice President of Dimensional. Mr. Firestein received his BS from Tulane University. Mr. Firestein joined Dimensional in 2005 and has been a portfolio manager since 2014.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

Dimensional manages its allocated portion of the Fund’s portfolio (the “Allocated Assets”), primarily by purchasing emerging market equity securities that are deemed by Dimensional to be value stocks at the time of purchase and associated with emerging markets, which may include frontier markets (emerging market countries in an earlier stage of development), authorized for investment by the Dimensional’s Investment Committee (“Approved Markets”). Securities are considered value stocks primarily because a company’s shares have a low price in relation to their book value. In assessing value, Dimensional may consider additional factors such as price to cash flow or price to earnings ratios. Dimensional may also adjust the representation within the Allocated Assets of an eligible company, or exclude a company, after considering such factors as free float, momentum, trading strategies, liquidity, size, value, profitability, and other factors that Dimensional determines to be appropriate, given market conditions. In assessing profitability, Dimensional may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. The criteria Dimensional uses for assessing value or profitability are subject to change from time to time.

With respect to the Allocated Assets, Dimensional may purchase emerging market equity securities across all market capitalizations. A company’s market capitalization is the number of its shares outstanding times its price per share.

Dimensional may gain exposure to companies associated with Approved Markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. Dimensional may purchase or sell futures contracts and options on futures contracts for Approved Market or other equity market

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securities and indices, including those of the United States, to adjust market exposure based on actual or expected cash inflows to or outflows from the Fund. Dimensional does not intend to sell futures contracts to establish short positions in individual securities or to use derivatives for purposes of speculation or leveraging investment returns.

In determining what countries are eligible markets for the Allocated Assets, Dimensional may consider various factors, including without limitation, the data, analysis, and classification of countries published or disseminated by the International Bank for Reconstruction and Development (commonly known as the World Bank), the International Finance Corporation, FTSE International, MSCI and Citigroup. Approved Markets may not include all such emerging markets. In determining whether to approve markets for investment, Dimensional may consider, among other things, market liquidity, relative availability of investor information, government regulation, including fiscal and foreign exchange repatriation rules and the availability of other access to these markets for the Allocated Assets.

Dimensional also may invest up to 10% of the Allocated Assets in shares of other investment companies that invest in one or more Approved Markets, although it intends to do so only where access to those markets is otherwise significantly limited. In addition, Dimensional may invest the Allocated Assets in exchange traded funds (ETFs) and similarly structured pooled investments that provide exposure to Approved Markets or other equity markets, including the United States, for the purposes of gaining exposure to the equity markets while maintaining liquidity. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

Janus Capital Management LLC (“Janus”), located at 151 Detroit St, Denver, CO 80206, serves as a subadvisor to the Fund. Janus is registered as an investment adviser under the Advisers Act. Janus, was established as a limited liability company organized under the laws of Delaware in 1978. Janus is an indirect, wholly-owned subsidiary of Janus Henderson Group plc. Janus utilizes the services of its affiliated investment manager Henderson Global Investors Limited (“HGIL”) through a participating affiliate arrangement to provide services pursuant to the sub-advisory agreement with the Fund. Janus has a personnel-sharing arrangement with HGIL pursuant to which Janus’ portfolio managers are responsible for the day-to-day management of the Fund. Under the arrangement, HGIL and the portfolio managers are considered “associated persons” of Janus (as that term is defined in the Investment Advisers Act of 1940, as amended) and the portfolio managers render portfolio management, research, and other services to the Fund, subject to supervision of Janus.

The portfolio managers who are primarily responsible for the day-to-day management of Janus’ allocated portion of the Fund’s portfolio are Glen Finegan and Michael Cahoon. Glen Finegan is Head of Global Emerging Markets Equities team and is also a Portfolio Manager of other Janus Henderson accounts. Mr. Finegan joined Janus Capital (and its affiliates) in 2015. Prior to joining Janus Capital (and its affiliates), Mr. Finegan served as Investment Manager from 2009 to 2014 and as an Analyst from 2001 to 2008 at First State Stewart (formerly First State Investments). He holds a Bachelor of Engineering

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(Hons) degree in Civil Engineering and a Master of Science in Oceanography from the University of Southampton. Michael Cahoon, CFA, is also a member of the Global Emerging Markets Equities team. Mr. Cahoon joined Janus Capital (and its affiliates) in 2015 and began his career in the investment industry in 2011. Prior to joining Janus Capital (and its affiliates), Mr. Cahoon served as an Analyst from 2013 to 2015 and as an Equity Research Associate from 2011 to 2012 at Ashmore Group. He holds a Bachelor’s degree (with honors) from the University of Massachusetts, Amherst in Business Administration in Finance and Operations Management with a dual concentration in legal studies. Mr. Cahoon holds the Chartered Financial Analyst designation.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

Janus manages its allocated portion of the Fund’s portfolio, primarily by investing, under normal circumstances, its net assets (plus any borrowings for investment purposes) in equity securities of companies in emerging market countries. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. Emerging market countries are all countries represented by the MSCI Emerging Markets IndexSM , which may include those countries considered to be developing by the World Bank, the International Finance Corporation or the United Nations. These countries typically are located in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa.

Janus may determine a company is economically tied to an emerging market country if the company meets one or more of the following tests: (i) its country of organization, its primary business office and/or the principal trading market of its stock are located in an emerging market country, (ii) 50% or more of its assets are located in emerging market countries, or (iii) 50% or more of its revenues are derived from emerging market countries.

Janus will seek investment performance primarily from stock selection. Security selection will be based upon an analysis of certain valuation criteria, the quality of a company’s management and the unique competitive advantages of a company.

Janus generally sells a stock when, in the portfolio managers’ opinion, there is a deterioration in the company’s fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing or its revenue growth has slowed. Janus may also sell a stock if the portfolio managers believe that negative country or regional factors may affect the company’s outlook, in the portfolio managers’ opinion, a superior investment opportunity arises or to meet cash requirements. The portfolio managers anticipate that the Fund will continue to hold securities of companies that grow or expand so long as the portfolio managers believe the securities continue to offer prospects of long-term growth. Some of the Fund’s investments selected by Janus may produce income, although income from dividends and

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interest will be incidental and not an important consideration in choosing investments. Janus may engage in active and frequent trading in its allocated portion of the Fund to achieve its investment objective.

Janus may, under unusual circumstances, invest its allocated portion of the Fund in a single country or a limited number of countries. In addition, Janus may invest its allocated portion of the Fund in securities issued by smaller companies and in less seasoned issuers.

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